SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         June 11, 2003 (June 6, 2003)
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                                RCN Corporation
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


    Delaware                      0-22825                   22-3498533
-------------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)         (IRS Employer
                                                      Identification Number)


                               105 Carnegie Center
                            Princeton, NJ 08540-6215
-------------------------------------------------------------------------------
          (Address of principal executive offices, including zip code)


                                 (609) 734-3700
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.2 2003 Annual Shareholders Meeting Presentation dated June 6, 2003


Item 9.  Regulation FD Disclosure.

Some of the statements made by RCN in this Form 8-K (and presentation slides) are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, ability to reduce overhead costs, ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and ability to produce sufficient cash flow. Additional information concerning these and other important factors can be found in RCN's filings with the Securities and Exchange Commission. Statements in these presentation slides should be evaluated in light of these important factors.

These and other risk factors are set forth in more detail in the Company's Form 10-K for 2002 which is filed with the Securities and Exchange Commission.

The information in this Current Report on Form 8-K is furnished pursuant to
Item 9 and shall not be deemed to be filed for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The filing of this Current Report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in this Current Report on Form 8-K is summary information that is intended to be considered in the context of our SEC filings and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this Current Report on Form 8-K, although we may do so from time to time as we believe warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RCN Corporation


                              By: /s/ W. Terrell Wingfield
                                  ------------------------------------------
                              Name:  W. Terrell Wingfield
                              Title: Executive Vice President,
                                     General Counsel and Corporate Secretary

Date:  June 11, 2003





                                 EXHIBIT INDEX


 Exhibit 99.2        2003 Annual Shareholders Meeting Presentation
                     Dated June 6, 2003




Slide Number:

1.   RCN Annual Shareholders Meeting June 6, 2003

2.   Forward Looking Statement Disclosure

     Some of the statements made by RCN in these slides are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. RCN believes that the primary factors include, but are not limited to, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, our ability to meet the requirements in our franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to compete effectively with better-financed incumbent providers, ability to overcome significant operating losses, RCN's ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which RCN operates and ability to produce sufficient cash flow. Additional information concerning these and other important factors can be found in RCN's filings with the Securities and Exchange Commission. Statements in these slides should be evaluated in light of these important factors.

3.   Financial Reporting Note

     The company has historically provided financial metrics, some of which are based on GAAP and others that are not prepared in accordance with GAAP (non- GAAP). To supplement the reporting of RCN's consolidated financial information under generally accepted accounting principles (GAAP), RCN will continue to present certain non-GAAP financial measures, including adjusted EBITDA, special charges, depreciation and amortization, other income (expense) and equity in income of unconsolidated entities. A reconciliation of these measures to the most directly comparable GAAP measures is included in the accompanying appendix, and is also available on RCN's website at http://www.rcn.com/investor/

     RCN management believes that adjusted EBITDA are meaningful indicators of profitability for capital-intensive business such as RCN's, and they continue to be key valuation metrics in the investment community. This supplemental information should not be considered in isolation, or as a substitute for RCN's consolidated financial information presented under GAAP.

     Financial Information contained in the presentation includes Starpower Joint Venture results

4.   Annual Shareholders Meeting- Table of Contents

     -Evolution and Progress
     -Where We Stand Today
     -The Challenges We Face
     -Responding to Those Challenges
     -Accomplishments & Objectives

5.   Table of Contents-Section 1- Evolution and Progress

6.   The RCN Evolution

     Phase 1 1997-1998 Start up/Capital Raising
        -initiated business plan focused on residential market
        -raised capital

     Phase 2 1998-2001 Rapid Growth/Expansion
        -grew marketable homes by over 1 million
        -grew organically and through acquisitions

     Phase 3- 2001-2002 Contraction/Realignment
        -lowered trajectory of business plan
        -implemented significant cost cutting programs
        -initiated deleveraging of the balance sheet

     Phase 4- 2003- Refinement/Execution
        -focus on the bundle and drivers of business
        -continued cost cutting and focus on operations
        -put tools in place to improve balance sheet

7.       RCN's progression
         ----------------------------------------------------- --------------------- -----------------
                                                                               2000              2003
         ----------------------------------------------------- --------------------- -----------------
         Employees                                                            7,142             3,650
         ----------------------------------------------------- --------------------- -----------------
         Revenue                                                              $358M            $590M*
         ----------------------------------------------------- --------------------- -----------------
         Revenue/Employee                                                   $67,319          $161,644
         ----------------------------------------------------- --------------------- -----------------
         Residential Gross Margin                                               36%               65%
         ----------------------------------------------------- --------------------- -----------------
         Stock Price High                                                    $72.00             $2.20
         ----------------------------------------------------- --------------------- -----------------
         * 1Q03 run-rate revenue
         Average number of employees in 2000 was 5,318
         ----------------------------------------------------- --------------------- -----------------


8.   Table of Contents- section 2- Where We Stand Today

9.   All Key Metrics Improving ($ in millions)
          ------------------------------------ ----------------- ----------------- ----------------
                                                           2001              2002             1Q03
          ------------------------------------ ----------------- ----------------- ----------------
          Revenues:                                       $486M             $542M            $147M
          ------------------------------------ ----------------- ----------------- ----------------
          Gross Profit %:                                   56%               64%              67%
          ------------------------------------ ----------------- ----------------- ----------------
          SG &A :                                         $519M             $430M             $97M
          ------------------------------------ ----------------- ----------------- ----------------
          SG &A %:                                         107%               79%              66%
          ------------------------------------ ----------------- ----------------- ----------------
          EBITDA:                                       ($247M)            ($83M)              $2M
          -----------------------------------------------------------------------------------------
          Excludes discontinued central New Jersey operation
          -----------------------------------------------------------------------------------------

10. All Key Metrics Improving- Residential Customer Gross Margin Graph: Gross Margin % of 45% in 2000, 56% in 2001, 62% in 2002, 65% in 1Q03
         Note: excludes discontinued central New Jersey operation

11.  Key Metrics Improving- Moving Through EBITDA Positive to Free Cash Flow

          -----------------------------------------------------------------------------------------
          EBITDA                    Q1               Q2                Q3                Q4
          -----------------------------------------------------------------------------------------
                 1999                 $  (24)           $  (28)           $  (36)          $  (57)
          -----------------------------------------------------------------------------------------
                 2000                 $  (72)           $  (79)           $  (89)          $ (116)
          -----------------------------------------------------------------------------------------
                 2001                 $  (94)           $  (68)           $  (48)          $  (39)
          -----------------------------------------------------------------------------------------
                 2002                 $  (26)           $  (22)           $  (19)          $  (15)
          -----------------------------------------------------------------------------------------
                 2003                   $   2               n/a               n/a              n/a
          -----------------------------------------------------------------------------------------
          Excludes discontinued central New Jersey operation
          -----------------------------------------------------------------------------------------


12.  Key Metrics Improving- New Products in 2003-Driving Growth

     New Products>>More Services>> Less Churn

     1997-2001: Products offered: Voice, Cable TV, Cable Modem, Dial-up,
                Long Distance

     2002- Added: VOD (Philadelphia only), MegaModem (California only)

     2003: Adding: Launch Home LANS, Online Gaming, Megaband Portal,
           Roll-out SVOD, Rollout HDTV, VOD (all markets)
           MegaModem (all markets)

13.  All Key Metrics Improving- Average Revenue Per Customer (ARPC)

     Graph showing ARPC of $34 in 1998 and $84 in 2002

          Period                         1998       1999       2000        2001       2002       1Q03
          Average Revenue per
          Customer                     $33.69     $43.12     $49.04      $66.87     $79.11     $84.00

     Note: calculation based on residential connections, (includes resale voice and long distance connections, and excludes commercial network connections, dial-up and central New Jersey)

14.  All Key Metrics Improving- Average Services Per Customer (ASPC) Graph:
     ASPC- 1998: 1.32, 1999: 1.40, 2000: 1.61, 2001: 1.90, 2002: 2.10

     Note: calculation based on residential connections, (includes resale voice and long distance connections, and excludes commercial network connections, dial-up and central New Jersey operation)


15.  Where We Stand Today

     -consistent improvement in customer service and operations

     -"RCN's ultimate asset is the customer relationship.
       RCN has significantly higher scores than any other cable company of note, and is at par with the satellite providers."
                      -Claes Fornell, Chairman/CEO of the CFI Group


16.  Where We Stand Today

     Graph showing CSI Scores for Year Ended 2002:

         RCN 69, Comcast 56, AOL Time Warner 61, Verizon 67, Satellite Industry
             69 Source: American Customer Satisfaction Index (ACSI) Verizon's score is based on local phone service


17.  Where We Stand Today

     -consistent improvement in customer service and operations

     -Introduced products to help drive ARPC and ASPC

     -Reduced face value of debt by over $1 billion since June 2001

         -Reduced recurring interest by over $100 million on an annual basis


18.  Table of Contents- Section 3- The Challenges We Face


19.  The Challenges We Face-

     -still too much debt

     -NYC and Chicago not improving fast enough


20.  Table of Contents- Section 4- Responding to Those Challenges


21.  Challenge 1- Still Too Much Debt

     -Sold non-core central New Jersey cable system

         -transaction valued at approximately $243 million or $3,100 per subscriber

     -Amended credit agreement with senior lenders

         -tools in place to strengthen balance sheet

               -can use up to $125 million of cash on hand to repurchase debt

               -ability to raise up to $500 million of second lien debt


22.  Challenge 2- NYC and Chicago

     -upgrading NYC network from acquisitions

     Chart showing % of NYC network at 860 Mhz - 2 way vs. % of network Microwave - 1 way and other :

      ------------------- ----------------------- -----------------------
                                    860mhz-2 way             Micro-1 way
      ------------------- ----------------------- -----------------------
      End of 2002                          31.8%                   68.2%
      ------------------- ----------------------- -----------------------
      Today                                41.1%                   58.9%
      ------------------- ----------------------- -----------------------
      End of 2003                          90.0%                   10.0%
      ------------------- ----------------------- -----------------------


23.  Challenge 2- NYC and Chicago -upgrading Chicago network from acquisitions

     Chart: Today , 100% of Chicago market is analog, and by the beginning of 2004, 84% of the Chicago market will be digital, and 16% analog

     -integrate voice on RCN network


24.  Table of Contents- Section 5- Accomplishments and Objectives


25.  Accomplishments

     -Growth in all key metrics in all markets

     -rolled out new products in all markets

     -strengthened balance sheet

     -continued strong governance


26.  2003 Objectives -continue to lower SG & A

     -execute at same level in all markets

     -use flexibility from bank deal to continue to improve balance sheet

     -leverage incremental economics


27.  RCN Logo- Appendix


28.  Income Statement - Quarter Ended March 31, 2003


-------------------------------------------------------------------------------------------------------------------------
 RCN CORPORATION AND SUBSIDIARIES
 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
 (Dollars in Thousands)
 (Unaudited)
------------------------------------------------------------------------------------------------------------------------------------
 QUARTER  ENDED and YEAR to DATE as of MARCH 31, 2003
-------------------------------------------------------------------------------------------------------------------------
                                                                      RCN Including                                RCN
 Sales:                                                               Starpower (1)     Less Starpower (2)         GAAP
                                                                     --------------     ------------------   -----------
        Voice                                                           $ 41,855              $ 3,934           $ 37,921
        Video                                                             60,331                7,013             53,318
        Data                                                              33,295                9,028             24,267
        Other                                                             11,186                2,234              8,952
                                                                     -----------              --------       -----------
 Total Sales                                                             146,667               22,209            124,458
 Costs & expenses, excluding  non-cash stock based compensation, depreciation and amortization, and special charges
        Direct expenses                                                   47,852                5,700             42,152
        Operating and SG&A                                                96,964               12,574             84,390
                                                                     -----------              --------       -----------
 Adjusted EBITDA (3) from continuing operations and before
     non-cash stock based compensation, asset impairment and
     special charges                                                       1,851                3,935             (2,084)
 Non-cash stock based compensation                                         2,049                                   2,049
 Impairment and special charges                                               80                                      80
 Depreciation and amortization                                            56,465                4,981             51,484
                                                                     -----------              --------       -----------
 Operating Loss                                                          (56,743)              (1,046)           (55,697)
 Investment income                                                         1,668                   15              1,653
 Interest expense                                                        (49,224)                  (2)           (49,222)
 Gain on early extinguishment of debt                                          -                    -                  -
 Other income (loss), net                                                 6,098                   (81)             6,179
                                                                     -----------              --------       -----------
 Loss from continuing operations before income taxes                     (98,201)              (1,114)           (97,087)
  Income tax provision (benefit)                                              12                    -                 12
                                                                     -----------              --------       -----------
 Loss from continuing operations  before equity in
   unconsolidated entities and minority interest                         (98,213)              (1,114)           (97,099)
 Equity in income of unconsolidated entities                               4,338                  557              3,781
 Minority interest in loss of consolidated entities                          557                  557                  -
                                                                     -----------              --------       -----------
 Net loss from continuing operations                                     (93,318)                   -            (93,318)
 Income from discontinued operations, net of tax of $761
 (including gain on disposal of $165,865)                                167,934                    -            167,934
                                                                     -----------              --------       -----------
 Net income (loss)                                                        74,616                    -             74,616
 Preferred dividend and accretion requirements                            42,263                    -             42,263
                                                                     -----------              --------       -----------
 Net income (loss) to common shareholders                              $ 32,353               $     -           $ 32,353
                                                                     ===========              ========       ===========


 Basic and diluted loss per common share:
    Net loss from continuing operations                                  $ (1.23)                                $ (1.23)
    Net income from discontinued operations                               $ 1.52                                  $ 1.52
    Net income (loss) to common shareholders                              $ 0.29                                  $ 0.29
 Weighted average shares outstanding                                 110,165,770                             110,165,770



29.  Income Statement - Quarter Ended March 31, 2002


-------------------------------------------------------------------------------------------------------------------------
 RCN CORPORATION AND SUBSIDIARIES
 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
 (Dollars in Thousands)
 (Unaudited)
---------------------------------------------------------------------------------------------------------------------
 QUARTER  ENDED and YEAR to DATE as of MARCH 31, 2003
---------------------------------------------------------------------------------------------------------------------
                                                                                 RCN Including                            RCN
 Sales:                                                                          Starpower (1)    Less Starpower (2)      GAAP
                                                                                 -------------    ------------------   -----------
        Voice                                                                      $ 36,452             $ 3,543         $ 32,909
        Video                                                                        52,397               5,495           46,902
        Data                                                                         32,787               9,886           22,901
        Other                                                                        10,343               1,674            8,669
                                                                                 -------------    ------------------   -----------
 Total Sales                                                                        131,979              20,598          111,381
 Costs & expenses, excluding  non-cash stock based compensation, depreciation and amortization, and special charges
        Direct expenses                                                              51,060               4,370           46,690
        Operating and SG&A                                                          107,412              11,319           96,093
                                                                                 -------------    ------------------   -----------
 Adjusted EBITDA (3) from continuing operations and before non-cash stock
     based compensation, asset impairment and special charges                       (26,493)              4,909          (31,402)
 Non-cash stock based compensation                                                    2,576                   -            2,576
 Impairment and special charges                                                        (478)                  -             (478)
 Depreciation and amortization                                                       79,682               6,007           73,675
                                                                                 -------------    ------------------   -----------
 Operating Loss                                                                    (108,273)             (1,098)        (107,175)
 Investment income                                                                    7,686                  42            7,644
 Interest expense                                                                   (40,573)                  -          (40,573)
 Gain on early extinguishment of debt                                                13,073                   -           13,073
 Other income (loss), net                                                               852                 (60)             912
                                                                                 -------------    ------------------   -----------
 Loss from continuing operations before income taxes                               (127,235)             (1,116)        (126,119)
  Income tax provision (benefit)                                                       (750)                 -              (750)
                                                                                 -------------    ------------------   -----------
 Loss from continuing operations  before equity in
   unconsolidated entities and minority interest                                   (126,485)             (1,116)        (125,369)
 Equity in income of unconsolidated entities                                         11,672                 558           11,114
 Minority interest in loss of consolidated entities                                  3,770                  558            3,212
                                                                                 -------------    ------------------   -----------
 Net loss from continuing operations                                               (111,043)                  -         (111,043)
 Income from discontinued operations, net of tax of $761
 (including gain on disposal of $165,865)                                             1,898                   -            1,898
                                                                                 -------------    ------------------   -----------
 Net income (loss)                                                                 (109,145)                  -         (109,145)
 Preferred dividend and accretion requirements                                       39,526                   -           39,526
                                                                                 -------------    ------------------   -----------
 Net income (loss) to common shareholders                                        $ (148,671)             $    -       $ (148,671)
                                                                                 =============    ==================   ===========

 Basic and diluted loss per common share:
    Net loss from continuing operations                                              $(1.48)                             $ (1.48)
    Net income from discontinued operations                                          $ 0.02                              $  0.02
    Net income (loss) to common shareholders                                         $(1.46)                             $ (1.46)
 Weighted average shares outstanding                                            101,826,546                          101,826,546


30.  Income Statement - Year Ended December 31, 2002


----------------------------------------------------------------------------------------------------------------------
 RCN CORPORATION AND SUBSIDIARIES
 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
 (Dollars in Thousands)
 (Unaudited)


----------------------------------------------------------------------------------------------------------------------
                                                                                         YEAR ENDED
----------------------------------------------------------------------------------------------------------------------
                                                                                      December 31, 2002
                  GAAP Basis                                             ---------------------------------------------
 Sales:                                                                  RCN Including         Less             RCN
                                                                         Starpower (1)     Starpower (2)    GAAP Basis
                                                                         -------------     -------------    ----------
        Voice                                                               $ 152,088        $ 15,256       $ 136,832
        Video                                                                 221,615          24,199         197,416
        Data                                                                  128,591          38,470          90,121
        Other                                                                 39,743            6,761          32,982
                                                                         ------------         --------   ------------
 Total Sales                                                                  542,037          84,686         457,351
 Costs & expenses, excluding  non-cash stock based compensation, depreciation and amortization, and special charges
        Direct expenses                                                       195,635          20,159         175,476
        Operating and SG&A                                                    429,602          50,303         379,299
                                                                         ------------         --------   ------------
 EBITDA from continuing operations and before non-cash stock based
     compensation, asset impairment and special charges                       (83,200)         14,224         (97,424)
 Non-cash stock based compensation                                             37,721               -          37,721
 Asset impairment and special charges                                         895,043               -         895,043
 Depreciation and amortization                                                300,266          21,091         279,175
                                                                         ------------         --------   ------------
 Operating income (loss) from continuing operations                        (1,316,230)         (6,867)     (1,309,363)
 Investment income (loss)                                                      14,631            (718)         15,349
 Interest expense                                                            (167,644)              -        (167,644)
 Other income (loss), net                                                         654            (668)          1,322
                                                                         ------------         --------   ------------
 Loss from continuing operations before income taxes                       (1,468,589)         (8,253)     (1,460,336)
 Benefit for income taxes                                                        (994)             -             (994)
                                                                         ------------         --------   ------------
 Loss from continuing operations before equity
   in unconsolidated entities and minority interest                        (1,467,595)         (8,253)     (1,459,342)
 Equity in income (loss) of unconsolidated entities                           (40,608)        (31,291)         (9,317)
 Minority interest in loss of consolidated entities                            76,194          39,544          36,650
                                                                         ------------         --------   ------------
 Net loss from continuing operations                                       (1,432,009)              -      (1,432,009)
 Income from discontinued operations, net                                      10,747               -          10,747
 Extraordinary item                                                            13,073               -          13,073
                                                                         ------------         --------   ------------
 Net income (loss)                                                         (1,408,189)              -      (1,408,189)
 Preferred dividend and accretion requirements                                162,150               -         162,150
 Net income (loss) to common shareholders                                $ (1,570,339)        $     -    $ (1,570,339)
                                                                         ------------         --------   ------------

 Basic and Diluted Income(Loss) per Average Common Share:
 Net loss from continuing operations                                         $ (15.00)                       $ (15.00)

  Discontinued operations                                                    $   0.10                        $   0.10

 Extraordinary item                                                          $   0.12                        $   0.12
                                                                         ------------         --------   ------------
 Net loss to common shareholders                                             $ (14.78)                        $ (14.78)
                                                                         ------------         --------   ------------
 Weighted average shares outstanding                                      106,211,979                     106,211,979
                                                                         ------------         --------   ------------


31.  Income Statement - Year Ended December 31, 2001


----------------------------------------------------------------------------------------------------------------------
 RCN CORPORATION AND SUBSIDIARIES
 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
 (Dollars in Thousands)
 (Unaudited)
                                                                                       YEAR ENDED
----------------------------------------------------------------------------------------------------------------------
                                                                                     December 31, 2001
                                                                        ----------------------------------------------
 Sales:                                                                  RCN Including        Less             RCN
                                                                         Starpower (1)    Starpower (2)     GAAP Basis
                                                                         -------------    -------------     ----------
        Voice                                                             $ 125,815         $ 13,739        $ 112,076
        Video                                                               178,230           16,325          161,905
        Data                                                                136,829           41,066           95,763
        Other                                                                44,940            9,113           35,827
                                                                         -------------    -------------     ----------
 Total Sales                                                                485,814           80,243          405,571
 Costs & expenses, excluding  non-cash stock based compensation, depreciation and amortization, and special charges
        Direct expenses                                                     213,932           25,792          188,140
        Operating and SG&A                                                  519,379           63,944          455,435
                                                                         -------------    -------------     ----------
 EBITDA from continuing operations and before non-cash stock based
     compensation, asset impairment and special charges                    (247,497)          (9,493)        (238,004)
 Non-cash stock based compensation                                           62,955                -           62,955
 Asset impairment and special charges                                       481,731           10,851          470,880
 Depreciation and amortization                                              345,822           33,007          312,815
                                                                         -------------    -------------     ----------
 Operating income (loss) from continuing operations                      (1,138,005)         (53,351)      (1,084,654)
 Investment income (loss)                                                    85,142              655           84,487
 Interest expense                                                          (196,733)               -         (196,733)
 Other income (loss), net                                                    13,330               90           13,239
                                                                         -------------    -------------     ----------
 Loss from continuing operations before income taxes                     (1,236,266)         (52,606)      (1,183,661)
 Benefit for income taxes                                                    (3,772)              -            (3,772)
                                                                         -------------    -------------     ----------
 Loss from continuing operations before equity
   in unconsolidated entities and minority interest                      (1,232,494)         (52,606)      (1,179,889)
 Equity in income (loss) of unconsolidated entities                           8,659           25,845          (17,185)
 Minority interest in loss of consolidated entities                          49,092           26,761           22,331
                                                                         -------------    -------------     ----------
 Net loss from continuing operations                                     (1,174,743)               -       (1,174,743)
 Income from discontinued operations, net                                     5,943                -            5,943
 Extraordinary item                                                         484,011                -          484,011
                                                                         -------------    -------------     ----------
 Net income (loss)                                                         (684,789)               -         (684,789)
 Preferred dividend and accretion requirements                              151,663                -          151,663
                                                                         -------------    -------------     ----------
 Net income (loss) to common shareholders                                $ (836,452)         $     -       $ (836,452)
                                                                         =============    =============     ==========
 Basic and Diluted Income(Loss) per Average Common Share:
 Net loss from continuing operations                                     $   (14.08)                         $ (14.08)

 Discontinued operations                                                 $     0.06                            $ 0.06

 Extraordinary item                                                      $     5.13                            $ 5.13
                                                                         -------------                      ----------

 Net loss to common shareholders                                         $    (8.89)                          $ (8.89)
                                                                         =============                     ===========
 Weighted average shares outstanding                                     94,117,391                        94,117,391


32.  Footnotes:

     (1)RCN Including Starpower results reflect the consolidation of all domestic joint ventures and show the ownership share of its joint venture partners as minority interests. Excludes results of central New Jersey operations, which was sold February 19, 2003 and is included as a discontinued operation for GAAP purposes.

     (2) RCN owns 50% of Starpower, a joint venture in the Washington, D.C. market which is accounted for as an equity investment in our condensed consolidated financial statements. Results of operations of Starpower have been presented here net of related party transactions with RCN.

     (3) Adjusted EBITDA - Non GAAP measure calculated as net loss before interest, tax, depreciation and amortization, stock based compensation, extraordinary gains and special charges that the Company and its chief desion-makers use to measure performance and liquidity. Other companies may calculate and define EBITDA differently than RCN

33.  Financial Metrics

     The following is a comparison of financial highlights and key ratio's with and without the effect of Starpower. Financial measures in the "Without Starpower" column are based on directly comparable GAAP financial measures:

     Metrics are for the Quarter Ended, or as of, March 31, 2003                As Presented          Without
                                                                                                    Starpower

      Average residential revenue per customer                                        $84.42           $83.60
     Percent increase in average residential revenues per customer over               19.40%           15.10%
     the quarter ended March 31, 2002
     Average Services per Customer for the Quarter ended March 31, 2003                 2.18             2.19
     Percent increase in average services per customer, year over year                 7.00%            7.00%
      Number of residential customers                                                464,387          415,003
      Marketable homes                                                             1,421,620        1,246,032
     Percentage of customers at March 31, 2003 who subscribe to an RCN                33.80%           34.80%
     bundle
      Consolidated revenue growth, year over year                                     11.10%           11.70%
     Core residential revenue as a percent of total revenue                           84.80%           88.10%
     Adjusted EBITDA(1) for quarter ended March 31, 2003                              $1.9 m           ($2.1m)
     Adjusted EBITDA(1) for quarter ended March 31, 2002                            ($26.5 m)         ($31.4m)

     For a detailed presentation of financial measures calculated and presented in accordance with GAAP, see the Company's quarterly report on Form 10-Q.

         (1) Adjusted EBITDA -- Non GAAP measure calculated as net income (loss) before interest, tax, depreciation and amortization, stock based compensation, extraordinary gains and special charges that the
     Company and its chief decision-makers use to measure performance and liquidity. Other companies may calculate and define EBITDA differently than RCN.

         (2) Average Revenue per Customer -- Due to a multiple billing systems platform, the number of
     Residential Customers is actual where the convergent billing system was implemented, and based on an algorithm in non-converted markets. The final markets, Chicago and New York, were converted in the fourth quarter of 2002.